ACCUMULATED OTHER COMPREHENSIVE INCOME - Significant amounts reclassified out of each component of accumulated other comprehensive income (Details 1) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Mar. 31, 2013
Accumulated Other Comprehensive Income [Abstract]
Gain on sale of securities available for sale	$ 16	[1]
Income taxes	(5)	[1]
Net impairment losses recognized in earnings	(20)	[1]
Income taxes	7	[1]
Net of tax	$ (2)	[1]

[1]	Amounts in parentheses indicate debits to net income.